Derivatives and Hedging - Schedule of Change in Accumulated Other Comprehensive Income Relating to Gains or Losses on Derivatives (Details) - USD ($) $ in Thousands		3 Months Ended	6 Months Ended
		Jun. 30, 2025	Jun. 30, 2025
Schedule of Change in Accumulated Other Comprehensive Income Relating to Gains or Losses on Derivatives [Abstract]
Other comprehensive income before reclassifications		$ (1,703)	$ (1,348)
Amounts reclassified out of accumulated other comprehensive income	[1]	427	614
Other comprehensive income, net		$ (1,276)	$ (734)

[1]	Amounts of gains reclassified from other comprehensive income into profit or loss are recorded in cost of revenue and operating expenses. In the six months ended June 30, 2025, $16 thousand, $391 thousand, $122 thousand and $85 thousand were recorded in cost of revenue, research and development, sales and marketing and general and administrative expenses, respectively.